UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2015

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10593	11-2481903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2015, Jeff Lupinacci, the Chief Financial Officer of Iconix Brand Group, Inc. (the “Company”) notified the Company of his intention to resign, with 60 days’ notice, to pursue another business opportunity. The Company has determined to make such resignation effective March 30, 2015. The Company has commenced a search for Mr. Lupinacci’s replacement and anticipates filling the position in the near term. Mr. David Blumberg, the Company’s current Executive Vice President – Head of Strategic Development, will assume Mr. Lupinacci’s duties on an interim basis until an appropriate replacement has been identified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC. (Registrant)

By:	/s/ Neil Cole
Name:	Neil Cole
Title:	Chief Executive Officer

Date: March 30, 2015